SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in Its Charter)

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TRANSAMERICA SERIES TRUST

Transamerica Asset Allocation - Conservative VP

Transamerica Asset Allocation - Growth VP

Transamerica Asset Allocation - Moderate Growth VP

Transamerica Asset Allocation - Moderate VP

Transamerica International Moderate Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

September 8, 2016

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for each of the above-named portfolios. No action is required on your part. We do, however, ask that you review the enclosed Information Statement, which contains information about the new sub-adviser. We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the portfolios’ new sub-adviser, J.P. Morgan Investment Management Inc., who began sub-advising the portfolios on July 1, 2016, and believes this change is in the best interests of the portfolios and their investors.

If you have any questions, please call 1-888-233-4339 between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit

Marijn P. Smit Chairman, President and

Chief Executive Officer

Summary

Information Statement

TRANSAMERICA SERIES TRUST

Transamerica Asset Allocation - Conservative VP

Transamerica Asset Allocation - Growth VP

Transamerica Asset Allocation - Moderate Growth VP

Transamerica Asset Allocation - Moderate VP

Transamerica International Moderate Growth VP

September 8, 2016

This information statement (“Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Trustees”) of Transamerica Series Trust (“TST” or the “Trust”) to investors in Transamerica Asset Allocation—Conservative VP, Transamerica Asset Allocation—Growth VP, Transamerica Asset Allocation—Moderate Growth VP, Transamerica Asset Allocation—Moderate VP and Transamerica International Moderate Growth VP (each a “Portfolio” and, together, the “Portfolios”). TST is organized as a Delaware statutory trust. Each Portfolio is a series of the Trust. The Information Statement provides information regarding a new sub-adviser for the Portfolios. Each of the Portfolios is now sub-advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan” or the “Sub-Adviser”) pursuant to a sub-advisory agreement between Transamerica Asset Management, Inc. (“TAM”) and J.P. Morgan, a copy of which is attached hereto as Exhibit A (the “New Sub-Advisory Agreement”).

J.P. Morgan began sub-advising the Portfolios on July 1, 2016. Prior to July 1, 2016, Aegon USA Investment Management, LLC (“AUIM”) served as sub-adviser to the Portfolios. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectuses and Statement of Additional Information supplements dated April 15, 2016, and reflected in the Prospectus, Summary Prospectuses and Statement of Additional Information dated May 1, 2016, as amended, changes were made to the principal investment strategies, principal risks and portfolio managers of each Portfolio. In connection with the change in sub-adviser, the management fee rate payable by each Portfolio to TAM has decreased at certain asset levels. TAM continues to serve as the Portfolios’ investment manager.

This Information Statement is provided in lieu of a proxy statement to each Portfolio’s investors as of August 12, 2016 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Trustees”), without obtaining investor approval. Pursuant to the Order, however, each Portfolio is required to provide certain information about a new sub-advisory agreement to its investors.

A Notice of Internet Availability of the Information Statement is being mailed on or about September 12, 2016. The Portfolios will bear the costs associated with preparing and distributing this Information Statement and the Notice of Internet Availability of the Information Statement to investors.

The annual report of the Portfolios is sent to investors of record following the Portfolios’ fiscal year end. The Portfolios’ fiscal year end is December 31. Each Portfolio will furnish, without charge, a copy of its most recent annual and semi-annual report to an investor upon request. Such requests should be directed to the Portfolios by calling toll free 1-888-233-4339. Copies of the most recent annual and semi-annual report of the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of this Information Statement may be delivered to two or more investors who share an address, unless the Portfolios have received instructions to the contrary. Please contact the Portfolios at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Information Statement will be available on the Portfolios’ website at www.transamericaseriestrust.com until at least April 30, 2017. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-888-233-4339.

TRANSAMERICA SERIES TRUST

Transamerica Asset Allocation - Conservative VP

Transamerica Asset Allocation - Growth VP

Transamerica Asset Allocation - Moderate Growth VP

Transamerica Asset Allocation - Moderate VP

Transamerica International Moderate Growth VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Information Statement?

A.

This Information Statement is being furnished by the Board to inform investors in the Portfolios of a recent change in the sub-adviser of the Portfolios. The Board, upon the recommendation of TAM, has approved the New Sub-Advisory Agreement between TAM and J.P. Morgan.

The Portfolios have obtained exemptive relief from the SEC that permits the Board to approve new sub-advisers without investor approval under certain circumstances. This Information Statement provides information regarding J.P. Morgan and the New Sub-Advisory Agreement.

Q.	Am I being asked to vote on anything?

A.

No. This Information Statement is being provided to each Portfolio’s investors in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.

TAM acts as a “manager of managers” for the Portfolios. TAM recommended to the Board the hiring of J.P. Morgan and has entered into the New Sub-Advisory Agreement with J.P. Morgan. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Portfolio, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was J.P. Morgan appointed as the Sub-Adviser?

A.

After full and complete discussion, the Board approved the appointment of J.P. Morgan as the Sub-Adviser to the Portfolios in replacement of the Portfolios’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and J.P. Morgan’s potential to provide the Portfolios with superior risk-adjusted returns. The key factors considered by the Board are discussed later in this Information Statement.

INFORMATION STATEMENT

This Information Statement describes the Sub-Adviser and the terms of the New Sub-Advisory Agreement.

THE PORTFOLIOS AND THEIR MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Portfolios pursuant to a Management Agreement (the “Management Agreement”), dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Trustees, on June 8-9, 2016. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides each Portfolio with investment advisory services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Portfolio’s portfolio of securities and other investments consistent with the Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current registration statement, (iii) selects, oversees and monitors each Portfolio’s sub-adviser, and (iv) provides supervisory, compliance and administrative services to each Portfolio. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Portfolios under the Management Agreement are not expected to change in light of the change in sub-adviser.

No officer or Trustee of the Portfolios is a director, officer or employee of the Sub-Adviser. No officer or Trustee of the Portfolios, through the ownership of securities or otherwise, has any other material direct or indirect interest in the Sub-Adviser or any other person controlling, controlled by or under common control with the Sub-Adviser. Since the Record Date, none of the Trustees or officers of the Portfolios has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which the Sub-Adviser or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

Prior to July 1, 2016, AUIM served as sub-adviser to the Portfolios. AUIM is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499.

AUIM provided sub-advisory services to the Portfolios pursuant to an Investment Sub-Advisory Agreement between TAM and AUIM (the “AUIM Sub-Advisory Agreement”). As sub-adviser to the Portfolios, AUIM was responsible for sub-advising the assets of the Portfolios in a manner consistent with the terms of the AUIM Sub-Advisory Agreement and the investment objective, strategies and policies of each Portfolio. The AUIM Sub-Advisory Agreement was dated March 22, 2011, as amended, and was last approved by the Board, including a majority of the Independent Trustees, on June 7, 2016. The AUIM Sub-Advisory Agreement was approved by each Portfolio’s initial shareholder prior to the Portfolio’s launch.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to J.P. Morgan under the New Sub-Advisory Agreement and the sub-advisory fees paid by TAM to AUIM under the AUIM Sub-Advisory Agreement appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the New Sub-Advisory Agreement was approved by the Board at a special meeting held April 7, 2016, and was effective as of July 1, 2016. The New Sub-Advisory Agreement has an initial term with respect to each Portfolio of two years from the effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of the New Sub-Advisory Agreement shall be subject to the specific approval, at least annually, by vote of a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolios.

The terms of the AUIM Sub-Advisory Agreement and those of the New Sub-Advisory Agreement are substantially similar. Under the New Sub-Advisory Agreement, the sub-advisory fee rate payable by TAM to the Sub-Adviser has decreased. Effective with the New Sub-Advisory Agreement, the management fee rate the Portfolios pay TAM has decreased at certain asset levels. A description of the new management and sub-advisory fee rates appears below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the New Sub-Advisory Agreement, the Sub-Adviser shall direct the asset allocation strategy and the investment decisions to implement such strategy for each Portfolio by allocating each Portfolio’s assets primarily among a broad fixture of mutual funds advised by TAM and designated in the applicable Portfolio’s current Prospectus as permissible investments for the Portfolio. Subject to the supervision of the Trust’s Board and TAM, the Sub-adviser’s management of each Portfolio shall be consistent with each Portfolio’s investment objectives, policies and restrictions, as stated in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to the Sub-Adviser. The AUIM Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Portfolios within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Sub-Adviser, or to any other fund or account over which the Sub-Adviser or its affiliates exercise investment discretion. The New Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Portfolios, the Sub-Adviser may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Sub-Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Portfolios and to other funds and clients for which the Sub-Adviser exercises investment discretion. The Board may adopt policies and procedures that modify and restrict the Sub-Adviser’s authority regarding the execution of the Portfolios’ portfolio transactions. The AUIM Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that it: (i) may be terminated with respect to any Portfolio at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio; (ii) may be terminated by TAM upon written notice to the Sub-Adviser, without the payment of any penalty; (iii) may be terminated by the Sub-Adviser upon 90 days’ prior written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by the Sub-Adviser and shall not be assignable by TAM without the consent of the Sub-Adviser. The AUIM Sub-Advisory Agreement contained the same provisions.

As compensation for the services performed by the Sub-Adviser under the New Sub-Advisory Agreement, TAM shall pay the Sub-Adviser out of the advisory fee it receives with respect to the Portfolios, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation TAM pays to the Sub-Adviser under the New Sub-Advisory Agreement is lower than that paid by TAM to AUIM under the AUIM Sub-Advisory Agreement and will potentially be lower in the future if certain additional breakpoints are reached at certain asset levels.

The New Sub-Advisory Agreement requires that the Sub-Adviser, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Sub-Adviser relating to the services provided pursuant to the New Sub-Advisory Agreement, including such information that the Portfolios’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The AUIM Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement states that the Sub-Adviser shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that the Sub-Adviser is not protected against any liability to TAM or the Portfolios to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. The AUIM Sub-Advisory Agreement contained similar provisions.

The New Sub-Advisory Agreement provides that the Sub-Adviser shall not vote any proxies of the underlying mutual funds that the Portfolios may receive, and that such proxies are voted by TAM in accordance with the current proxy voting policies and procedures of the Trust and TAM. The AUIM Sub-Advisory Agreement provided that unless TAM advised the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Sub-Adviser exercised voting rights incident to any security purchased with, or comprising a portion of, each Portfolio’s securities managed by the Sub-Adviser, in accordance with that Sub-Adviser’s proxy voting policies and procedures without consultation with TAM or the Portfolios.

The New Sub-Advisory Agreement provides that the Sub-adviser, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the New Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Portfolios of TAM in any way or otherwise be deemed to be an agent of the Portfolios or TAM. The AUIM Sub-Advisory Agreement did not contain a similar provision.

Investors should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreement. The summary of the New Sub-Advisory Agreement set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreement as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by each Portfolio to TAM was decreased at certain asset levels. Under the Management Agreement, each Portfolio currently pays TAM on an annual basis the following management fee based on each Portfolio’s average daily net assets:

0.1225% of the first $10 billion

0.1025% in excess of $10 billion

Prior to July 1, 2016, each Portfolio paid TAM a management fee of 0.1225% of the first $10 billion and 0.1125% in excess of $10 billion with respect to each Portfolio’s average daily net assets on an annual basis.

The net assets are equal to the market value of each Portfolio. Fees are accrued daily and paid by each Portfolio monthly. The net assets of each Portfolio as of December 31, 2015 are shown below.

Transamerica Asset Allocation – Conservative VP	$1,485,253,830
Transamerica Asset Allocation – Growth VP	$942,278,502
Transamerica Asset Allocation – Moderate Growth VP	$4,855,051,426
Transamerica Asset Allocation – Moderate VP	$6,178,602,982
Transamerica International Moderate Growth VP	$693,008,927

SUB-ADVISORY FEES

Under the New Sub-Advisory Agreement, TAM (not the Portfolios) pays J.P. Morgan the following sub-advisory fees for its services with respect to each Portfolio’s average daily net assets on an annual basis:

0.06% of the first $5 billion

0.05% over $5 billion up to $10 billion

0.04% in excess of $10 billion

Under the AUIM Sub-Advisory Agreement, TAM (not the Portfolios) paid AUIM 0.08% of the first $10 billion and 0.075% in excess of $10 billion for its services with respect to each Portfolio’s average daily net assets on an annual basis. Under the New Sub-Advisory Agreement and the AUIM Sub-Advisory Agreement, assets are aggregated across the Portfolios for purposes of reaching breakpoints in the sub-advisory fee schedules.

The following table shows the advisory fees paid to TAM and Sub-Advisory fees paid by TAM to AUIM for each Portfolio for the fiscal year ended December 31, 2015. Effective March 1, 2016, advisory fees and administrative services fees were combined under one agreement providing for a single management fee.

	Advisory Fees (after waivers/expense reimbursements)	Advisory Fees Waived/Expenses Reimbursed	Sub-Advisory Fees Paid (Net of Fees Reimbursed)
Transamerica Asset Allocation – Conservative VP	$1,570,909	$-	$440,286
Transamerica Asset Allocation – Growth VP	$1,062,274	$-	$292,133
Transamerica Asset Allocation – Moderate Growth VP	$5,201,250	$-	$1,451,714
Transamerica Asset Allocation – Moderate VP	$6,599,588	$-	$1,844,516
Transamerica International Moderate Growth VP	$700,704	$-	$199,132

INFORMATION REGARDING THE SUB-ADVISER

J.P. Morgan is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. As of December 31, 2015, J.P. Morgan and its affiliates had $1.7 trillion in assets under management. J.P. Morgan’s principal business address is 270 Park Avenue, New York, NY 10017.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Michael Feser, CFA	J.P. Morgan	Portfolio Manager of the Portfolios since 2016; joined J.P. Morgan in 1994; Portfolio Manager for Multi-Asset Solutions; Member of J.P. Morgan’s long-term capital markets assumptions committee
Grace Koo, Ph.D.	J.P. Morgan	Portfolio Manager of the Portfolios since 2016; joined J.P. Morgan in 2011; Portfolio Manager and quantitative research analyst on the Multi-Asset Solutions team
Caitlin Gerdes	J.P. Morgan	Portfolio Manager of the Portfolios since 2016; joined J.P. Morgan in 2009; Portfolio Manager for Multi-Asset Solutions; past client Portfolio Manager for Multi-Asset Solutions

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of the Sub-Adviser as of December 31, 2015. The principal address of each individual as it relates to his or her duties at the Sub-Adviser is the same as that of the Sub-Adviser.

Name	Position with J.P. Morgan
George Crosby White Gatch	Director/Chairman/Managing Director
Lawrence M. Unrein	Director/CIO-Global Head of Private Equity/Managing Director
Martin R. Porter	CIO-Global Head of Equities & Balanced Group/Managing Director
Scott E. Richter	Secretary/Managing Director
Joseph K. Azelby	Director/CIO-Global Head of Real Estate/Managing Director
Paul A. Quinsee	Director/Managing Director
Robert L. Young	Director/COO/Managing Director

Michael C. Sullivan	Director/Treasurer/CFO/Managing Director
Andrew R. Powell	Director/Managing Director
John T. Donohue	Director/President/CEO/Managing Director
Catherine J. Dowd	Director/Control Officer Executive/Managing Director
Jedediah I.M. Laskowitz	Director/Global Product Head/Managing Director
Robert C. Michele	Director/Investment Team Head/Managing Director
Michael F. O’Brien	Director/Global Product Head/Managing Director
Mark A. Egert	CCO/Executive Director

Management Activities. J.P. Morgan does not act as sub-adviser for any other registered investment companies with investment objectives similar to the Portfolios.

EVALUATION BY THE BOARD

At a special meeting of the Board held April 7, 2016, the Board considered the termination of AUIM as sub-adviser for the Portfolios and the approval of J.P. Morgan as replacement sub-adviser. Following their review and consideration, the Trustees determined that the terms of the New Sub-Advisory Agreement were reasonable and that the termination of AUIM as sub-adviser to each Portfolio and approval of the New Sub-Advisory Agreement was in the best interests of the Portfolios and their investors. The Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with AUIM with respect to the Portfolios.

To assist the Trustees in their consideration of the New Sub-Advisory Agreement, the Trustees requested and received from TAM and J.P. Morgan certain materials and information in advance of their meeting. In addition, the Independent Trustees consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to their deliberations.

Among other matters, the Trustees considered:

(a) that TAM advised the Trustees that the appointment of J.P. Morgan is not expected to result in any diminution in the nature, extent and quality of services provided to each Portfolio and its investors, including compliance services;

(b) that J.P. Morgan is an experienced and respected asset management firm that TAM believes has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on an assessment of their organization, investment talent, experience managing other multi-asset class funds and the services J.P. Morgan provides to other Transamerica mutual funds;

(c) the proposed responsibilities of J.P. Morgan for the Portfolios and the sub-advisory services expected to be provided by it;

(d) the fact that the sub-advisory fees payable to J.P. Morgan would be paid by TAM and not the Portfolios;

(e) that the management fee rate paid by the Portfolios to TAM would decrease at certain asset levels, and that the sub-advisory fee to be paid by TAM to J.P. Morgan with respect to each Portfolio is reasonable in light of the sub-advisory services to be provided; and

(f) that TAM recommended to the Trustees that J.P. Morgan be appointed as sub-adviser to the Portfolios based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record.

A discussion followed that included consideration of these and other matters.

In their deliberations, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent counsel, and/or their own business judgment, to be relevant. The Trustees based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services to be Provided. In evaluating the nature, extent and quality of the services expected to be provided by J.P. Morgan under the New Sub-Advisory Agreement, the Trustees considered, among other things, information provided by TAM and J.P. Morgan regarding the operations, facilities, organization and personnel of J.P. Morgan, the anticipated ability of J.P. Morgan to perform its duties under the New Sub-Advisory Agreement, and the anticipated changes to the current investment program and other practices of the Portfolios. The Trustees considered the proposed changes to each Portfolio’s principal investment strategies and certain risks. The Board also considered the services to be provided by TAM for the portion of the management fee it will retain for each Portfolio. The Trustees considered that TAM has advised the Trustees that the appointment of J.P. Morgan is not expected to result in any diminution in the nature, extent and quality of services provided to each Portfolio and its investors, including compliance services. The Trustees considered that J.P. Morgan is an experienced and respected asset management firm and that TAM believes that J.P. Morgan has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on the assessment of J.P. Morgan’s organization, investment talent, experience managing other multi-asset class funds and the services J.P. Morgan provides to other Transamerica mutual funds.

Based on their review of the materials provided and the information received from TAM, the Trustees determined that J.P. Morgan could provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolios and that J.P. Morgan’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolios.

Investment Performance. The Trustees considered J.P. Morgan’s past performance, investment management experience, capabilities and resources. The Trustees noted that J.P. Morgan has not managed mandates with strategies substantially similar to those proposed for the Portfolios. The Trustees considered certain back-tested performance of the proposed strategy for each Portfolio using Morningstar Direct and Lipper as compared to the current asset allocation and blended benchmark. The back-tested results generally show that performance of each proposed strategy compared favorably against the current Portfolio and its respective blended benchmark over the 1-year, 3-year and since inception periods, as measured by annualized return and sharpe ratio. On the basis of this information and the Trustees’ assessment of the nature, extent and quality of advisory services to be provided or procured by J.P. Morgan, the Trustees concluded that J.P. Morgan is capable of generating a level of investment performance that is appropriate in light of the Portfolios’ investment objectives, policies and proposed new strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Trustees considered the proposed sub-advisory fee schedule under the New Sub-Advisory Agreement. The Trustees noted that, as is the case under the AUIM sub-advisory agreement, the assets across the Portfolios would be aggregated to reach breakpoints in the sub-advisory fee schedules. The Trustees noted that the proposed sub-advisory fee schedules payable by TAM to J.P. Morgan are lower than the current sub-advisory fee schedules for AUIM. The Trustees further noted that the Portfolios’ proposed total annual operating expenses were expected to be the same before and after the change in sub-adviser and the management fee rate payable by the Portfolios to TAM would decrease on assets above $10 billion. The Board further noted that the proposed management and sub-advisory fee schedules would result in a net annual increase of approximately $3.73 million in management fees retained by TAM, however, when compared to the amount actually retained by TAM during the term of the AUIM Sub-Advisory Agreement when the sub-advisor fee waiver was in effect, TAM would retain approximately $4.78 million less under the proposed arrangement. The Trustees also considered the proposal to lower each Portfolio’s expense cap from 0.25% to 0.17%, excluding acquired fund fees and expenses among other things, which would be effective through May 1, 2017. On the basis of these and other considerations, together with the other information they considered, the Trustees determined that the sub-advisory fees to be received by J.P. Morgan under the New Sub-advisory Agreement are reasonable in light of the sub-advisory services to be provided.

With respect to J.P. Morgan’s costs and profitability in providing sub-advisory services to the Portfolios, the Trustees noted that the sub-advisory fees are the product of arm’s-length negotiations between TAM and J.P. Morgan. As a result, the Trustees did not consider J.P. Morgan’s anticipated profitability as material to its decision to approve the New Sub-Advisory Agreement. The Board also reviewed pro forma estimated profitability information provided by TAM.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Trustees considered the sub-advisory fee schedule and the existence of breakpoints in both the management and sub-advisory fee schedules. The Trustees also considered that TAM believes that the appointment of J.P. Morgan as sub-adviser has the potential to attract additional assets because of the JPM Multi-Assets Solutions team’s asset management capabilities. The Trustees also noted that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolios to TAM, and sub-advisory fees payable by TAM to J.P. Morgan, in light of any economies of scale experienced.

Fall-Out Benefits. The Trustees considered incidental benefits expected to be derived by J.P. Morgan from its relationship with the Portfolios. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with J.P. Morgan, and that J.P. Morgan may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the approval of the New Sub-Advisory Agreement were in the best interest of each Portfolio and its investors and unanimously approved the New Sub-Advisory Agreement.

BROKERAGE INFORMATION

There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or the Sub-Adviser for the fiscal year ended December 31, 2015.

ADDITIONAL INFORMATION

TAM, the Portfolios’ investment manager, Transamerica Fund Services, Inc., the Portfolios’ transfer agent, and Transamerica Capital, Inc., the Portfolios’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of August 12, 2016, the Trustees and officers of the Portfolios, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Portfolio.

As of August 12, 2016, the following persons owned of record 5% or more of the outstanding interests in the Portfolios:

Name & Address	Portfolio Name	Class	Shares	Percent
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Conservative VP	INV	18,090,758.033	66.00%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Conservative VP	INV	4,832,900.658	17.63%
AEGON Financial Partners – Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Conservative VP	INV	3,042,051.895	11.10%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Conservative VP	SVC	101,840,810.355	87.95%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Conservative VP	SVC	5,999,067.888	5.18%

Name & Address	Portfolio Name	Class	Shares	Percent
AEGON Financial Partners – Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Growth VP	INV	23,459,424.334	40.63%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Growth VP	INV	23,254,066.335	40.27%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Growth VP	INV	6,835,533.078	11.84%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Growth VP	SVC	16,606,935.516	73.53%
TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Growth VP	SVC	3,879,911.492	17.18%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate Growth VP	INV	39,159,529.788	49.90%
AEGON Financial Partners – Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate Growth VP	INV	21,829,004.869	27.82%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate Growth VP	INV	11,366,895.245	14.49%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate Growth VP	SVC	263,504,502.142	85.29%
TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate Growth VP	SVC	17,001,726.138	5.50%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate VP	INV	34,943,704.418	65.42%

Name & Address	Portfolio Name	Class	Shares	Percent
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate VP	INV	8,826,333.607	16.52%
AEGON Financial Partners – Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate VP	INV	6,241,260.514	11.68%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate VP	SVC	431,454,789.857	91.01%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate VP	SVC	24,305,867.015	5.13%
AEGON Financial Partners – Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Moderate Growth VP	INV	1,162,246.480	68.55%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Moderate Growth VP	INV	354,857.465	20.93%
AEGON Financial Partners – Florida Transamerica Financial Life Ins Co Tflic Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Moderate Growth VP	INV	126,120.541	7.44%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Moderate Growth VP	SVC	60,986,347.550	88.18%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Moderate Growth VP	SVC	4,657,144.078	6.73%

Any shareholder who holds beneficially 25% or more of a Portfolio may be deemed to control the Portfolio until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Portfolio. Any shareholder controlling a Portfolio may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Portfolio without the consent or approval of other shareholders. As of August 12, 2016, the following persons owned of record 25% or more of the outstanding interests in the Portfolios:

Name of Investor	Shares Owned	Shares	Percent of Beneficial Ownership
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Conservative VP	101,840,810.355	70.95%

Name of Investor	Shares Owned	Shares	Percent of Beneficial Ownership
AEGON Financial Partners – Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Growth VP	23,459,424.334	29.28%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Growth VP	23,254,066.335	29.03%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate Growth VP	263,504,502.142	67.83%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Asset Allocation – Moderate VP	431,454,789.857	81.68%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Moderate Growth VP	60,986,347.550	86.05%

The Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Portfolios, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

Transamerica Series Trust

Tané T. Tyler

Vice President, Associate General Counsel,

Chief Legal Officer and Secretary

Transamerica Series Trust

September 8, 2016

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

J.P. MORGAN INVESTMENT MANAGEMENT INC.

This Agreement, entered into as of July 1, 2016 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and J.P. Morgan Investment Management Inc., a Delaware corporation (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.     Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.     Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)

The Subadviser shall direct the asset allocation strategy and the investment decisions to implement such strategy for the Fund by allocating the Fund’s assets primarily among a broad mixture of mutual funds advised by TAM and designated in the Fund’s Prospectus as permissible investments for the Fund (“Underlying Funds”). The Subadviser’s management of the Fund’s investments shall be subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information and with investment guidelines agreed upon by TAM and the Subadviser and subject to such other instructions, restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to the Subadviser that are consistent with the Fund’s investment objectives, policies and restrictions (“Investment Guidelines”). The Subadviser’s management of the Fund’s investments is also subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law.

(b)

Based on the Fund’s overall investment strategy and target asset class exposure levels, the Subadviser will employ its investment process to select the specific Underlying Funds in which the Fund will invest and to determine the size of the Fund’s allocations to the selected Underlying Funds. The Subadviser will rebalance the Fund’s assets among Underlying Funds as needed based on the analysis produced by its investment process. The Subadviser is not required to allocate to all Underlying Funds. Consistent with the Fund’s objective and strategies, the Subadviser is authorized to invest any portion of the Fund’s assets in Underlying Funds subadvised by the Subadviser. TAM acknowledges that the Subadviser has a potential conflict of interest when it selects an Underlying Fund that it subadvises.

(c)

Notwithstanding the Subadviser’s responsibility pursuant to paragraph (b) of this section to allocate assets among the Underlying Funds, TAM shall have sole control and responsibility for determining which series of the Transamerica Funds and the Trust will be Underlying Funds and for monitoring the Underlying Funds’ subadvisers. The Subadviser shall have no responsibility or liability for the choice or supervision of the Underlying Funds’ subadvisers or for the performance of the Underlying Funds for which it does not act as subadviser.

(d)

The Subadviser may invest Fund assets in derivative instruments and negotiate and execute investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review.

(e)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(f)

The Subadviser will be available to consult with TAM in the event of a pricing issue and to participate in the Trust’s Valuation Committee meetings with respect to instruments, e.g., derivative instruments, the Subadviser has directly purchased for the Fund.

(g)

Subadviser is prohibited from directly or indirectly consulting with any other subadviser for another series of the Trust concerning Fund transactions in securities or other assets. Notwithstanding the foregoing, nothing herein shall be deemed to prohibit the Subadviser from consulting with a subadviser to an Underlying Fund concerning transactions for the Fund in shares of the Underlying Fund.

(h)

The Subadviser shall communicate to the Trust’s custodian and transfer agent (as identified in the Fund’s current Prospectus) trade file instructions that are a result of its investment decisions, including rebalancing/reallocation decisions.

(i)

The Subadviser shall not vote proxies of the Underlying Funds that the Fund may receive. Such proxies will be voted by TAM in accordance with the current proxy voting policies and procedures of the Trust and TAM.

(j)

The Subadviser shall have no power, authority, responsibility or obligation hereunder to take any action with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting Underlying Funds held at any time in the Fund, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Fund assets, and TAM acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Notwithstanding the foregoing, the Subadviser shall cooperate with TAM regarding the provision of information requested by TAM in connection with any action taken by TAM with respect to any such claim or proceeding.

3.     Investment Guidelines. (a) TAM is responsible for informing the Subadviser, in advance and in writing, of the Investment Guidelines including investment guidelines, objectives, restrictions, conditions, limitations, and directions and for causing the Fund’s custodian to supply Subadviser with daily cash flow reports applicable to the Fund. Investment limitations in the Investment Guidelines will apply at the time of purchase of assets and will be calculated on a market value basis. No credit rating downgrade or change to market value of any asset in the Fund shall, by itself, be deemed to violate any investment limitation specified in the Investment Guidelines, provided the purchase of the asset did not violate any such limitation at the time of purchase according to the Aggregate Holdings Reports (defined in Section 7(b) of the Agreement) available to the Subadviser at the time of purchase and the Subadviser complies with Section 22 of the Agreement.

(b) TAM acknowledges that the Subadviser will not manage the Fund’s investments or comply with the Investment Guidelines based on knowledge of the individual holdings of each Underlying Fund but instead in reliance on Aggregate Holdings Reports it receives from TAM or the Fund’s custodian as described in section 7(b) of this Agreement.

(c) TAM may amend the Investment Guidelines upon written notice to the Subadviser; provided such amendment becomes effective only upon The Subadviser’s written acknowledgment of its receipt of such amendment, and the Subadviser shall be provided a reasonable time to comply with such amendment.

4.     Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. Further, TAM understands that Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts following the same investment strategy as the Fund.

5.     Delegation to Third Parties. Subadviser may employ an affiliate or a third party to perform any accounting, administrative, reporting and ancillary services required to enable Subadviser to perform its functions under this Agreement. Notwithstanding any other provision of the Agreement and pursuant to the confidentiality requirements of Section 23 hereof, Subadviser may provide information about the Fund to any such affiliate or other third party for the purpose of providing the services contemplated under this section, so long as such affiliate or other third party is under a similar obligation to maintain the confidentiality of such information. Subadviser will act in good faith in the selection, use and monitoring of affiliates and other third parties, and any delegation or appointment hereunder shall not relieve Subadviser of any of its obligations under this Agreement.

6.     Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

7.     Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)

At Subadviser’s expense, TAM will provide, or TAM or the Subadviser will arrange for the Fund’s custodian’s TruView Service to provide, the Subadviser with reports from the Fund’s custodian’s fund accounting system that aggregate the holdings of the Fund’s Underlying Funds by the asset types in which the Fund may invest as set forth in the Fund’s Prospectus (“Aggregate Holdings Reports”). Such Aggregate Holdings Reports will reflect the aggregate holdings of the Fund’s Underlying Funds (i) as of a date one or more days prior to the date TAM or the Fund’s custodian issues the report, (ii) classified into the asset types set forth in the Fund’s Prospectus as determined by TAM or the Fund’s custodian and (iii) as valued by the Fund’s custodian which will determine the percentage of the Fund invested in each asset type shown on the Aggregate Holdings Reports. Notwithstanding the foregoing, TAM may provide, and may permit a service provider to the Trust to provide, the Subadviser with the holdings of an Underlying Fund, so long as such holdings information is not provided to the Subadviser before the date the holdings of such Underlying Fund are publicly available.

(c)

TAM shall provide no less than 30 days’ notice to the Subadviser of its intention to remove a series of the Transamerica Funds or the Trust as an Underlying Fund. In addition, TAM will notify the Subadviser of its intention to replace the subadviser of an Underlying Fund as soon as practicable after the Board has approved the subadvisory agreement with the new subadviser.

(d)

The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

8.     Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

9.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

10.     Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

11.     Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

12.     Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise (hereinafter referred to as the “Mark”). TAM shall not alter the appearance of the Mark without the prior written approval of the Subadviser. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, TAM and the Fund will use their best efforts to eliminate all use of the Mark that misleadingly implies a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations.

13.     Liability of and Indemnification by the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the course of, connected with or arising out of any service to be rendered hereunder, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 13, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

Subadviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that Subadviser may use, or the success of Subadviser’s overall management of the Fund. The Fund and TAM understand that investment decisions made for the Fund by the Subadviser are subject to various market, currency, economic, political and business risks, and that those investment decisions will not always be profitable.

The Subadviser shall indemnify and hold harmless TAM, the Fund and their respective directors, trustees, officers, and employees from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys’ fees) (“Losses”) directly resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Subadviser shall not be liable for any special, consequential or incidental damages.

14.     Indemnification by TAM. TAM shall indemnify and hold harmless the Subadviser and its directors, trustees, officers, and employees from any and all Losses directly resulting from Subadviser’s performance of its duties and obligations under this Agreement except to the extent such Losses arise or result from Subadviser’s willful misfeasance, bad faith or gross negligence in its performance of its obligations and duties under this Agreement or by reason of its reckless disregard of its obligations and duties under this Agreement.

TAM shall not be liable for any special, consequential or incidental damages.

15.     Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

16.     Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

17.     Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

18.     Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

19.     Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

20.     Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

21.     Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

22.     Force Majeure. Neither party to this Agreement shall be liable for damages resulting from delayed or defective performance when such delays arise out of causes beyond the control and without the fault or negligence of the offending party and could not have been reasonably prevented through back-up systems and other business continuation and disaster recovery procedures commonly employed by other SEC-registered investment advisers that meet reasonable commercial standards in the investment company industry. Such causes may include, but are not restricted to, Acts of God, terrorism, acts of the State in its sovereign capacity, fires, floods, earthquakes, power failure, disabling strikes, epidemics, quarantine restrictions, and freight embargoes.

If at any time due to purchase and redemptions, fluctuations in market prices, abnormal market conditions, actions or inactions of a subadviser to an Underlying Fund, Subadviser’s reliance on an Aggregate Holdings Report which is inconsistent with a contemporaneous report produced by the Fund’s custodian’s Compliance Department or is subsequently discovered to be inaccurate or any other reason outside the control of Subadviser, there shall be a deviation from the Fund’s Prospectus, Statement of Additional Information or Investment Guidelines, Subadviser shall not be in breach of the Fund’s Prospectus, Statement of Additional Information or Investment Guidelines with respect to investment limits imposed by the 1940 Act and will not be in breach of other requirements of the Fund’s Prospectus, Statement of Additional Information or Investment Guidelines so long as it takes such actions as Subadviser determines are prudent and in the best interests of the Fund to return the Fund to compliance with the Fund’s Prospectus, Statement of Additional Information or Investment Guidelines as promptly as reasonably practicable.

23.     Confidentiality. The Subadviser will maintain the strictest confidence regarding the business affairs of TAM and the Fund provided, however, that notwithstanding the foregoing, the Subadviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Subadviser. Further, to the extent that any market counterparty with whom the Subadviser deals, or any service provider with whom the Subadviser contracts for the provision of services related to Subadviser’s obligations under this Agreement, requires information relating to the Fund (including, but not limited to, the identity of the Fund and market value of the Fund), the Subadviser shall be permitted to disclose such information to the extent necessary for such market counterparty or service provider to effect transactions on behalf of the Fund or provide such services to Subadviser in accordance with the terms of this Agreement. Any information, including information on the Subadviser’s investment process, the Fund’s portfolio transactions, recommendation and/or written reports furnished by the Subadviser to TAM and/or the Fund will be treated as confidential, and for the exclusive use and benefit of TAM and the Fund, except as disclosure may be required by applicable law. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by TAM and Subadviser, TAM and the Fund will not disclose any list of securities held by the Fund in any manner whatsoever except in accordance with the Fund’s policy on disclosure of portfolio holdings set forth in its current prospectus and statement of additional information.

24.     Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

25.     Interpretation. Nothing contained herein shall be deemed to require the Trust to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

26.     Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Vice President and Chief Investment Officer, Advisory Services

J.P. MORGAN INVESTMENT MANAGEMENT INC.

By:	/s/ Robert Kravantka
Name:	Robert Kravantka
Title:	Vice President

Schedule A

Fund	Investment Subadvisory Fee

Transamerica Asset Allocation – Conservative VP	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion

Transamerica Asset Allocation – Moderate VP	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion

Transamerica Asset Allocation – Moderate Growth VP	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion

Transamerica Asset Allocation – Growth VP	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion

Transamerica International Moderate Growth VP	0.06% of the first $5 billion 0.05% over $5 billion up to $10 billion 0.04% in excess of $10 billion

The average daily net assets for the purpose of calculating sub-advisory fees will be the aggregate daily net assets of all five funds listed above.

TRANSAMERICA SERIES TRUST

Transamerica Asset Allocation - Conservative VP

Transamerica Asset Allocation - Growth VP

Transamerica Asset Allocation - Moderate Growth VP

Transamerica Asset Allocation - Moderate VP

Transamerica International Moderate Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone: 1-888-233-4339

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the more complete Information Statement that is available to you on the internet relating to Transamerica Asset Allocation - Conservative VP, Transamerica Asset Allocation - Growth VP, Transamerica Asset Allocation - Moderate Growth VP, Transamerica Asset Allocation - Moderate VP and Transamerica International Moderate Growth VP (each a “Portfolio” and, together, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement details a recent sub-adviser change relating to each Portfolio. Specifically, the Board of Trustees of the Portfolios has approved a new sub-advisory agreement on behalf of each Portfolio between Transamerica Asset Management, Inc. (“TAM”) and J.P. Morgan Investment Management Inc. The new sub-adviser took over day-to-day management of the Portfolios on July 1, 2016. In connection with the change in sub-adviser, and as discussed in the Prospectus, Summary Prospectuses and Statement of Additional Information supplements dated April 15, 2016, and reflected in the Prospectus, Summary Prospectuses and Statement of Additional Information dated May 1, 2016, as amended, changes were made to the fees and expenses, principal investment strategies, and portfolio managers of each Portfolio. TAM continues to serve as the Portfolios’ investment manager.

The Trust and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you online.

The full Information Statement will be available to review on the Portfolios’ website at www.transamericaseriestrust.com until at least April 30, 2017. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Portfolios at 1-888-233-4339.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.